UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-08437

Undiscovered Managers Funds

(Exact name of registrant as specified in charter)

277 Park Avenue

New York, NY 10172

(Address of principal executive offices) (Zip code)

Gregory S. Samuels

277 Park Avenue

New York, NY 10172

(Name and Address of Agent for Service)

Registrant’s telephone number, including area code: (800) 480-4111

Date of fiscal year end: Last Day of February

Date of reporting period: March 1, 2021 through August 31, 2021

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. Section 3507.

ITEM 1. REPORTS TO STOCKHOLDERS.

a.) The following is a copy of the report transmitted to shareholders pursuant to Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1).

b.) A copy of the notice transmitted to shareholders in reliance on Rule 30e-3 under the 1940 Act that contains disclosures specified by paragraph (c)(3) of that rule is included in the Annual Report. Not Applicable. Notices do not incorporate disclosures from the shareholder report.

Semi-Annual Report

Undiscovered Managers Funds

August 31, 2021 (Unaudited)

JPMorgan Realty Income Fund

Investments in the Fund are not deposits or obligations of, or guaranteed or endorsed by, any bank and are not insured or guaranteed by the FDIC, the Federal Reserve Board or any other government agency. You could lose money if you sell when the Fund’s share price is lower than when you invested.

Past performance is no guarantee of future performance. The general market views expressed in this report are opinions based on market and other conditions through the end of the reporting period and are subject to change without notice. These views are not intended to predict the future performance of the Fund or the securities markets.

Prospective investors should refer to the Fund’s prospectuses for a discussion of the Fund’s investment objective, strategies and risks. Call J.P. Morgan Funds Service Center at 1-800-480-4111 for a prospectus containing more complete information about the Fund, including management fees and other expenses. Please read it carefully before investing.

LETTER TO SHAREHOLDERS

October 8, 2021 (Unaudited)

Dear Shareholders,

As the global economy continued to rebound in 2021, financial markets largely provided investors with positive returns amid ultra-low interest rates and world-wide efforts to halt the pandemic. However, the way forward has not necessarily been smooth as supply chain bottlenecks, inflationary pressures and the spread of variants of COVID-19 all appear to have slowed progress toward full recovery.

“As the investment environment changes with the advancing economic cycle, J.P. Morgan Asset Management will continue to pursue innovative strategies and seek to apply our experience in risk management to seek to help investors build durable portfolios.” — Andrea L. Lisher

Record corporate earnings, accommodative central bank policies, government stimulus and strong consumer spending bolstered global financial markets during the six months ended August 31, 2021. Within fixed income markets, lower rated bonds and high yield debt (also known as “junk bonds”) generally outperformed higher quality corporate credit and sovereign debt, including U.S. Treasury bonds. More broadly, equity markets outperformed fixed income markets during the reporting period: The S&P 500 Index returned 19.5% and the Bloomberg U.S. Aggregate Index (formerly Bloomberg Barclays U.S. Aggregate Index) returned 1.49%.

While the U.S. Federal Reserve (the “Fed”) has acknowledged that the spread of the delta variant of COVID-19 weighed on economic growth in 2021, it has also noted robust improvement in the U.S. labor market and stronger-than-expected inflationary pressures. In response, the Fed has signaled that it may begin to taper off its $120 billion-a-month asset purchasing program by the end of 2021. Various economic data indicate that growth in consumer spending is likely to continue, particularly in the services sector, and both investment spending and the rebuilding of depleted inventories may increase into 2022.

As the investment environment may change with the advancing economic cycle, J.P. Morgan Asset Management will continue to pursue innovative strategies and seek to apply our experience in risk management to seek to help investors build durable portfolios. We seek to maintain our focus on the needs of our clients and shareholders with the same fundamental practices and principles that have driven our success for more than a century.

On behalf of J.P. Morgan Asset Management, thank you for entrusting us to manage your investment. Should you have any questions, please visit www.jpmorganfunds.com or contact the J.P. Morgan Funds Service Center at 1-800-480-4111.

Sincerely yours,

Andrea L. Lisher

Head of Americas, Client

J.P. Morgan Asset Management

AUGUST 31, 2021	UNDISCOVERED MANAGERS FUNDS	1

JPMorgan Realty Income Fund

FUND COMMENTARY

SIX MONTHS ENDED AUGUST 31, 2021 (Unaudited)

REPORTING PERIOD RETURN:
Fund (Class L Shares)*	23.79%
MSCI US REIT Index	24.98%

Net Assets as of 8/31/2021 (In Thousands)	$1,987,068

INVESTMENT OBJECTIVE**

The JPMorgan Realty Income Fund (the “Fund”) seeks to provide high total investment return through a combination of capital appreciation and current income.

HOW DID THE MARKET PERFORM?

Overall, the real estate sector outperformed the broader equity market as the U.S. economy continued to rebound from 2020. Within real estate equities, the housing, industrial and self-storage sectors generally outperformed amid strong consumer spending and continued low interest rates. Meanwhile, the hotels sector underperformed as the persistence of the pandemic, particularly the spread of the delta variant of COVID-19, weighed on the tourism industry during the period. For the six months ended August 31, 2021, the S&P 500 Index returned 19.52% and the MSCI US REIT Index returned 24.98%

WHAT WERE THE MAIN DRIVERS OF THE FUND’S PERFORMANCE?

For the six months ended August 31, 2021, the Fund’s Class L Shares underperformed the MSCI US REIT Index (the “Benchmark”). The Fund’s overweight position in the hotels sector and its underweight position in the self-storge sector were leading detractors from performance relative to the Benchmark. The Fund’s overweight position and security selection in the housing sector and its security selection in the health care sectors were leading contributors to relative performance.

Leading individual detractors from the Fund’s relative performance included its overweight positions in JBG Smith Properties and Kilroy Realty Corp. and its underweight position in Alexandria Real Estate Equities Inc. Shares of JBG Smith Properties, a mixed-use REIT, fell after the company reported lower-than-expected cash flow for the first quarter of 2021. Shares of Kilroy Realty, an office and mixed-use REIT, fell after the company reported lower-than-expected cash flow and revenue for the first quarter of 2021. Shares of Alexandria Real Estate Equities, an urban office REIT, rose amid a decline in interest rates during the period.

Leading individual contributors to the Fund’s relative performance included its overweight positions in Weingarten and Welltower Inc., and its underweight position in Medical Properties Trust Inc. Shares of Weingarten Realty, a shopping center REIT, rose ahead of the company’s acquisition by Kimco Realty Corp. Shares of Welltower, a senior housing and health care REIT, rose after the company reported better-than-expected cash flow and revenue for the second quarter of 2021. Shares of Medical Properties Trust, a health care REIT not held in the Fund, fell after the company failed to surpass revenue estimates for the first and second quarters of 2021.

HOW WAS THE FUND POSITIONED?

The Fund’s portfolio managers used bottom-up fundamental research to construct, in their view, a portfolio of attractively valued real estate securities. They projected long-term cash flow for each portfolio holding and valued the holdings using a proprietary dividend discount model.

During the period, the Fund’s portfolio managers sold securities in the retail, net lease and office sectors to fund investments in the residential and industrial sectors. The managers sought shares of companies that they believed would benefit from economic recovery and low supply growth.

*	The return shown is based on net asset values calculated for shareholder transactions and may differ from the return shown in the financial highlights, which reflects adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.
**	The adviser seeks to achieve the Fund’s objective. There can be no guarantee that it will be achieved.

2	UNDISCOVERED MANAGERS FUNDS	AUGUST 31, 2021

TOP TEN EQUITY HOLDINGS OF THE PORTFOLIO AS OF AUGUST 31, 2021		PERCENT OF TOTAL INVESTMENTS
1.	Prologis, Inc.	10.4%
2.	Equinix, Inc.	9.1
3.	Kimco Realty Corp.	5.3
4.	Invitation Homes, Inc.	5.1
5.	Sun Communities, Inc.	5.0
6.	Ventas, Inc.	4.7
7.	Host Hotels & Resorts, Inc.	4.5
8.	Mid-America Apartment Communities, Inc.	4.1
9.	American Homes 4 Rent, Class A	4.0
10.	Welltower, Inc.	4.0

PORTFOLIO COMPOSITION BY SECTOR AS OF AUGUST 31, 2021	PERCENT OF TOTAL INVESTMENTS
Apartments	30.9%
Diversified	16.6
Industrial	14.0
Shopping Centers	9.3
Health Care	9.3
Hotels	8.2
Office	8.0
Storage	2.4
Short-Term Investments	1.3

AUGUST 31, 2021	UNDISCOVERED MANAGERS FUNDS	3

JPMorgan Realty Income Fund

FUND COMMENTARY

SIX MONTHS ENDED AUGUST 31, 2021 (Unaudited) (continued)

AVERAGE ANNUAL TOTAL RETURNS AS OF AUGUST 31, 2021
	INCEPTION DATE OF CLASS	6 MONTH*	1 YEAR	5 YEAR	10 YEAR
CLASS A SHARES	June 4, 2004
With Sales Charge**		17.13%	28.74%	6.16%	9.18%
Without Sales Charge		23.58	35.85	7.31	9.77
CLASS C SHARES	June 4, 2004
With CDSC***		22.24	34.12	6.75	9.33
Without CDSC		23.24	35.12	6.75	9.33
CLASS I SHARES	March 1, 2017	23.67	36.14	7.60	10.14
CLASS L SHARES	January 1, 1998	23.79	36.28	7.73	10.21
CLASS R5 SHARES	May 15, 2006	23.80	36.32	7.77	10.26
CLASS R6 SHARES	November 2, 2015	23.82	36.47	7.83	10.30

*	Not annualized.
**	Sales Charge for Class A Shares is 5.25%.
***	Assumes a 1% CDSC (contingent deferred sales charge) for the 6 month and one year periods and 0% CDSC thereafter.

TEN YEAR PERFORMANCE (8/31/11 TO 8/31/21)

The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111.

Returns for Class R6 Shares prior to its inception date are based on the performance of Class R5 Shares. The actual returns of Class R6 Shares would have been different than those shown because Class R6 Shares have different expenses than Class R5 Shares. Returns for Class I Shares prior to their inception date are based on the performance of the Class L Shares. The actual returns for Class I Shares would have been lower than those shown because Class I Shares have higher expenses than Class L Shares.

The graph illustrates comparative performance for $3,000,000 invested in Class L Shares of the JPMorgan Realty Income Fund and the MSCI US REIT Index from August 31, 2011 to August 31, 2021. The performance of the Fund assumes reinvestment of all dividends and capital gain distributions, if any, and does not include a sales charge. The performance of the MSCI US REIT Index does not reflect the deduction of expenses or a sales charge associated with a mutual fund and has been adjusted to reflect reinvestment of all dividends and capital gain distributions of securities included in the benchmark, if applicable.

The MSCI US REIT Index is a free float-adjusted market capitalization weighted index that is comprised of equity REITs that are included in the MSCI US Investable Market 2500 Index, with the exception of specialty equity REITs that do not generate a majority of their revenue and income from real estate rental and leasing operations. The index represents approximately 85% of the US REIT universe.

Class L Shares have a $3,000,000 minimum initial investment.

Fund performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods. Without these waivers and reimbursements, performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on gains resulting from redemptions of Fund shares.

Because Class C Shares automatically convert to Class A Shares after 8 years, the 10 year average annual total return shown above for Class C reflects Class A performance for the period after conversion.

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

4	UNDISCOVERED MANAGERS FUNDS	AUGUST 31, 2021

JPMorgan Realty Income Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF AUGUST 31, 2021 (Unaudited)

INVESTMENTS	SHARES (000)	VALUE ($000)
COMMON STOCKS — 99.2%

Apartments — 31.0%

American Campus Communities, Inc., REIT	405	20,594

American Homes 4 Rent, Class A, REIT	1,911	80,168

Camden Property Trust, REIT	300	44,952

Equity LifeStyle Properties, Inc., REIT	539	45,871

Essex Property Trust, Inc., REIT	193	63,952

Independence Realty Trust, Inc., REIT	404	8,275

Invitation Homes, Inc., REIT	2,450	100,880

Mid-America Apartment Communities, Inc., REIT	430	82,634

Sun Communities, Inc., REIT	499	100,562

UDR, Inc., REIT	1,281	69,185

		617,073

Diversified — 16.7%

CyrusOne, Inc., REIT	536	41,261

Digital Realty Trust, Inc., REIT	178	29,190

Equinix, Inc., REIT	215	181,086

VICI Properties, Inc., REIT	1,273	39,356

WP Carey, Inc., REIT	525	40,988

		331,881

Health Care — 9.3%

Healthcare Realty Trust, Inc., REIT	412	12,366

Ventas, Inc., REIT	1,669	93,342

Welltower, Inc., REIT	911	79,782

		185,490

Hotels — 8.2%

DiamondRock Hospitality Co., REIT*	3,626	32,782

Host Hotels & Resorts, Inc., REIT*	5,402	89,454

Pebblebrook Hotel Trust, REIT	1,850	40,759

		162,995

Industrial — 14.1%

Americold Realty Trust, REIT	467	17,154

Prologis, Inc., REIT	1,543	207,740

Rexford Industrial Realty, Inc., REIT	882	54,627

		279,521

Office — 8.0%

Alexandria Real Estate Equities, Inc., REIT	92	18,906

Cousins Properties, Inc., REIT	1,224	47,215

JBG SMITH Properties, REIT	1,197	36,071

Kilroy Realty Corp., REIT	520	34,168

Mack-Cali Realty Corp., REIT*	724	12,943

Paramount Group, Inc., REIT	1,070	9,480

		158,783

INVESTMENTS	SHARES (000)	VALUE ($000)

Shopping Centers — 9.4%

Brixmor Property Group, Inc., REIT	1,674	39,247

Federal Realty Investment Trust, REIT	335	40,744

Kimco Realty Corp., REIT	4,870	106,128

		186,119

Storage — 2.5%

Public Storage, REIT	151	48,771

TOTAL COMMON STOCKS (Cost $1,320,051)		1,970,633

SHORT-TERM INVESTMENTS — 1.3%

INVESTMENT COMPANIES — 1.3%

JPMorgan Prime Money Market Fund Class IM Shares, 0.07% (a) (b) (Cost $26,445)	26,432	26,445

Total Investments — 100.5% (Cost $1,346,496)		1,997,078
Liabilities in Excess of Other Assets — (0.5)%		(10,010)

Net Assets — 100.0%		$1,987,068

Percentages indicated are based on net assets.

Abbreviations
REIT	Real Estate Investment Trust

(a)	Investment in an affiliated fund, which is registered under the Investment Company Act of 1940, as amended, and is advised by J.P. Morgan Investment Management Inc.
(b)	The rate shown is the current yield as of August 31, 2021.
*	Non-income producing security.

SEE NOTES TO FINANCIAL STATEMENTS.

AUGUST 31, 2021	UNDISCOVERED MANAGERS FUNDS	5

STATEMENT OF ASSETS AND LIABILITIES

AS OF AUGUST 31, 2021 (Unaudited)

(Amounts in thousands, except per share amounts)

	JPMorgan Realty Income Fund
ASSETS:
Investments in non-affiliates, at value	$1,970,633
Investments in affiliates, at value	26,445
Cash	39
Receivables:
Due from custodian	3,419
Investment securities sold	7,788
Fund shares sold	360
Dividends from non-affiliates	629
Dividends from affiliates	—	(a)

Total Assets	2,009,313

LIABILITIES:
Payables:
Investment securities purchased	17,674
Fund shares redeemed	3,237
Accrued liabilities:
Investment advisory fees	1,041
Administration fees	127
Distribution fees	6
Service fees	43
Custodian and accounting fees	10
Trustees’ and Chief Compliance Officer’s fees	1
Other	106

Total Liabilities	22,245

Net Assets	$1,987,068

(a)	Amount rounds to less than one thousand.

SEE NOTES TO FINANCIAL STATEMENTS.

6	UNDISCOVERED MANAGERS FUNDS	AUGUST 31, 2021

JPMorgan Realty Income Fund
NET ASSETS:
Paid-in-Capital	$1,278,589
Total distributable earnings (loss)	708,479

Total Net Assets	$1,987,068

Net Assets:
Class A	$22,632
Class C	3,191
Class I	126,012
Class L	30,642
Class R5	12,915
Class R6	1,791,676

Total	$1,987,068

Outstanding units of beneficial interest (shares)
($0.0001 par value; unlimited number of shares authorized):
Class A	1,369
Class C	202
Class I	7,532
Class L	1,828
Class R5	766
Class R6	106,771

Net Asset Value (a):
Class A — Redemption price per share	$16.54
Class C — Offering price per share (b)	15.84
Class I — Offering and redemption price per share	16.73
Class L — Offering and redemption price per share	16.76
Class R5 — Offering and redemption price per share	16.86
Class R6 — Offering and redemption price per share	16.78
Class A maximum sales charge	5.25%
Class A maximum public offering price per share [net asset value per share/(100% — maximum sales charge)]	$17.46

Cost of investments in non-affiliates	$1,320,051
Cost of investments in affiliates	26,445

(a)	Per share amounts may not recalculate due to rounding of net assets and/or shares outstanding.
(b)	Redemption price for Class C Shares varies based upon length of time the shares are held.

SEE NOTES TO FINANCIAL STATEMENTS.

AUGUST 31, 2021	UNDISCOVERED MANAGERS FUNDS	7

STATEMENT OF OPERATIONS

FOR THE SIX MONTHS ENDED AUGUST 31, 2021 (Unaudited)

(Amounts in thousands)

JPMorgan Realty Income Fund
INVESTMENT INCOME:
Dividend income from non-affiliates	$21,502
Dividend income from affiliates	9
Income from securities lending (net) (See Note 2.B.)	9

Total investment income	21,520

EXPENSES:
Investment advisory fees	6,287
Administration fees	786
Distribution fees:
Class A	26
Class C	9
Service fees:
Class A	26
Class C	3
Class I	271
Class L	17
Class R5	6
Custodian and accounting fees	38
Professional fees	34
Trustees’ and Chief Compliance Officer’s fees	16
Printing and mailing costs	10
Registration and filing fees	57
Transfer agency fees (See Note 2.E.)	29
Other	23

Total expenses	7,638

Less fees waived	(167)
Less expense reimbursements	(1)

Net expenses	7,470

Net investment income (loss)	14,050

REALIZED/UNREALIZED GAINS (LOSSES):
Net realized gain (loss) on transactions from:
Investments in non-affiliates	121,676
Investments in affiliates	(2)

Net realized gain (loss)	121,674

Change in net unrealized appreciation/depreciation on:
Investments in non-affiliates	301,867
Investments in affiliates	— (a)

Change in net unrealized appreciation/depreciation	301,867

Net realized/unrealized gains (losses)	423,541

Change in net assets resulting from operations	$437,591

(a)	Amount rounds to less than one thousand.

SEE NOTES TO FINANCIAL STATEMENTS.

8	UNDISCOVERED MANAGERS FUNDS	AUGUST 31, 2021

STATEMENTS OF CHANGES IN NET ASSETS

FOR THE PERIODS INDICATED

(Amounts in thousands)

	JPMorgan Realty Income Fund
	Six Months Ended August 31, 2021 (Unaudited)	Year Ended February 28, 2021
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS:
Net investment income (loss)	$14,050	$24,871
Net realized gain (loss)	121,674	(60,480)
Change in net unrealized appreciation/depreciation	301,867	159,868

Change in net assets resulting from operations	437,591	124,259

DISTRIBUTIONS TO SHAREHOLDERS:
Class A	(85)	(751)
Class C	(5)	(71)
Class I	(1,232)	(5,790)
Class L	(197)	(1,510)
Class R5	(70)	(429)
Class R6	(11,754)	(71,071)

Total distributions to shareholders	(13,343)	(79,622)

CAPITAL TRANSACTIONS:
Change in net assets resulting from capital transactions	(346,301)	486,014

NET ASSETS:
Change in net assets	77,947	530,651
Beginning of period	1,909,121	1,378,470

End of period	$1,987,068	$1,909,121

SEE NOTES TO FINANCIAL STATEMENTS.

AUGUST 31, 2021	UNDISCOVERED MANAGERS FUNDS	9

STATEMENTS OF CHANGES IN NET ASSETS

FOR THE PERIODS INDICATED (continued)

(Amounts in thousands)

	JPMorgan Realty Income Fund
	Six Months Ended August 31, 2021 (Unaudited)	Year Ended February 28, 2021
CAPITAL TRANSACTIONS:
Class A
Proceeds from shares issued	$2,490	$8,525
Distributions reinvested	85	746
Cost of shares redeemed	(2,490)	(18,117)

Change in net assets resulting from Class A capital transactions	85	(8,846)

Class C
Proceeds from shares issued	1,065	398
Distributions reinvested	5	70
Cost of shares redeemed	(462)	(1,880)

Change in net assets resulting from Class C capital transactions	608	(1,412)

Class I
Proceeds from shares issued	86,055	178,785
Distributions reinvested	1,231	5,790
Cost of shares redeemed	(182,674)	(19,149)

Change in net assets resulting from Class I capital transactions	(95,388)	165,426

Class L
Proceeds from shares issued	2,008	3,858
Distributions reinvested	195	1,499
Cost of shares redeemed	(15,390)	(7,797)

Change in net assets resulting from Class L capital transactions	(13,187)	(2,440)

Class R5
Proceeds from shares issued	1,183	1,068
Distributions reinvested	70	419
Cost of shares redeemed	(486)	(4,662)

Change in net assets resulting from Class R5 capital transactions	767	(3,175)

Class R6
Proceeds from shares issued	109,294	472,375
Distributions reinvested	11,687	71,071
Cost of shares redeemed	(360,167)	(206,985)

Change in net assets resulting from Class R6 capital transactions	(239,186)	336,461

Total change in net assets resulting from capital transactions	$(346,301)	$486,014

SEE NOTES TO FINANCIAL STATEMENTS.

10	UNDISCOVERED MANAGERS FUNDS	AUGUST 31, 2021

	JPMorgan Realty Income Fund
	Six Months Ended August 31, 2021 (Unaudited)	Year Ended February 28, 2021
SHARE TRANSACTIONS:
Class A
Issued	164	682
Reinvested	6	60
Redeemed	(166)	(1,458)

Change in Class A Shares	4	(716)

Class C
Issued	72	31
Reinvested	— (a)	6
Redeemed	(33)	(169)

Change in Class C Shares	39	(132)

Class I
Issued	5,680	13,857
Reinvested	80	449
Redeemed	(11,349)	(1,545)

Change in Class I Shares	(5,589)	12,761

Class L
Issued	129	298
Reinvested	13	118
Redeemed	(1,016)	(628)

Change in Class L Shares	(874)	(212)

Class R5
Issued	80	86
Reinvested	5	33
Redeemed	(31)	(383)

Change in Class R5 Shares	54	(264)

Class R6
Issued	7,153	36,972
Reinvested	767	5,579
Redeemed	(23,166)	(15,686)

Change in Class R6 Shares	(15,246)	26,865

(a)	Amount rounds to less than one thousand.

SEE NOTES TO FINANCIAL STATEMENTS.

AUGUST 31, 2021	UNDISCOVERED MANAGERS FUNDS	11

FINANCIAL HIGHLIGHTS

FOR THE PERIODS INDICATED

		Per share operating performance
		Investment operations			Distributions
	Net asset value, beginning of period	Net investment income (loss) (b)	Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Net realized gain	Total distributions
JPMorgan Realty Income Fund
Class A
Six Months Ended August 31, 2021 (Unaudited)	$13.44	$0.06	$3.10	$3.16	$(0.06)	$—	$(0.06)
Year Ended February 28, 2021	13.37	0.16	0.44	0.60	(0.12)	(0.41)	(0.53)
Year Ended February 29, 2020	13.48	0.20	0.87	1.07	(0.19)	(0.99)	(1.18)
September 1, 2018 through February 28, 2019 (f)	13.38	0.09	0.14	0.23	(0.13)	—	(0.13)
Year Ended August 31, 2018	13.05	0.24	0.31	0.55	(0.22)	—	(0.22)
Year Ended August 31, 2017	14.67	0.19	(0.82)	(0.63)	(0.24)	(0.75)	(0.99)
Year Ended August 31, 2016	12.95	0.20	2.42	2.62	(0.17)	(0.73)	(0.90)

Class C
Six Months Ended August 31, 2021 (Unaudited)	12.88	0.02	2.97	2.99	(0.03)	—	(0.03)
Year Ended February 28, 2021	12.82	0.10	0.42	0.52	(0.05)	(0.41)	(0.46)
Year Ended February 29, 2020	13.01	0.12	0.85	0.97	(0.17)	(0.99)	(1.16)
September 1, 2018 through February 28, 2019 (f)	12.93	0.06	0.13	0.19	(0.11)	—	(0.11)
Year Ended August 31, 2018	12.61	0.18	0.30	0.48	(0.16)	—	(0.16)
Year Ended August 31, 2017	14.27	0.13	(0.82)	(0.69)	(0.22)	(0.75)	(0.97)
Year Ended August 31, 2016	12.64	0.12	2.36	2.48	(0.12)	(0.73)	(0.85)

Class I
Six Months Ended August 31, 2021 (Unaudited)	13.60	0.09	3.12	3.21	(0.08)	—	(0.08)
Year Ended February 28, 2021	13.53	0.17	0.48	0.65	(0.17)	(0.41)	(0.58)
Year Ended February 29, 2020	13.64	0.24	0.87	1.11	(0.23)	(0.99)	(1.22)
September 1, 2018 through February 28, 2019 (f)	13.53	0.11	0.15	0.26	(0.15)	—	(0.15)
Year Ended August 31, 2018	13.23	0.28	0.31	0.59	(0.29)	—	(0.29)
March 1, 2017 (g) through August 31, 2017	13.22	0.07	(0.06)	0.01	—	—	—

Class L
Six Months Ended August 31, 2021 (Unaudited)	13.62	0.10	3.13	3.23	(0.09)	—	(0.09)
Year Ended February 28, 2021	13.53	0.20	0.47	0.67	(0.17)	(0.41)	(0.58)
Year Ended February 29, 2020	13.67	0.27	0.86	1.13	(0.28)	(0.99)	(1.27)
September 1, 2018 through February 28, 2019 (f)	13.55	0.12	0.15	0.27	(0.15)	—	(0.15)
Year Ended August 31, 2018	13.23	0.30	0.31	0.61	(0.29)	—	(0.29)
Year Ended August 31, 2017	14.82	0.25	(0.83)	(0.58)	(0.26)	(0.75)	(1.01)
Year Ended August 31, 2016	13.07	0.25	2.44	2.69	(0.21)	(0.73)	(0.94)

Class R5
Six Months Ended August 31, 2021 (Unaudited)	13.70	0.10	3.15	3.25	(0.09)	—	(0.09)
Year Ended February 28, 2021	13.61	0.21	0.46	0.67	(0.17)	(0.41)	(0.58)
Year Ended February 29, 2020	13.73	0.27	0.89	1.16	(0.29)	(0.99)	(1.28)
September 1, 2018 through February 28, 2019 (f)	13.62	0.13	0.13	0.26	(0.15)	—	(0.15)
Year Ended August 31, 2018	13.30	0.30	0.32	0.62	(0.30)	—	(0.30)
Year Ended August 31, 2017	14.89	0.26	(0.84)	(0.58)	(0.26)	(0.75)	(1.01)
Year Ended August 31, 2016	13.08	0.24	2.47	2.71	(0.17)	(0.73)	(0.90)

(a)	Annualized for periods less than one year, unless otherwise noted.
(b)	Calculated based upon average shares outstanding.
(c)	Not annualized for periods less than one year.
(d)

Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.

(e)	Includes earnings credits and interest expense, if applicable, each of which is less than 0.005% unless otherwise noted.
(f)	The Fund changed its fiscal year end from August 31st to the last day of February.
(g)	Commencement of offering of class of shares.

SEE NOTES TO FINANCIAL STATEMENTS.

12	UNDISCOVERED MANAGERS FUNDS	AUGUST 31, 2021

	Ratios/Supplemental data
			Ratios to average net assets (a)
Net asset value, end of period	Total return (excludes sales charge) (c)(d)	Net assets, end of period (000’s)	Net expenses (e)	Net investment income (loss)	Expenses without waivers, reimbursements and earnings credits	Portfolio turnover rate (c)

$16.54	23.58%	$22,632	1.18%	0.84%	1.26%	30%
13.44	4.81	18,339	1.17	1.28	1.29	90
13.37	7.70	27,818	1.18	1.36	1.29	71
13.48	1.83	146,677	1.17	1.50	1.36	50
13.38	4.31	167,082	1.18	1.87	1.36	107
13.05	(3.99)	170,609	1.18	1.46	1.41	116
14.67	21.23	183,703	1.18	1.45	1.47	141

15.84	23.24	3,191	1.68	0.32	1.80	30
12.88	4.29	2,106	1.67	0.84	1.77	90
12.82	7.15	3,786	1.68	0.84	1.77	71
13.01	1.55	3,165	1.68	1.00	1.87	50
12.93	3.85	3,873	1.68	1.42	1.91	107
12.61	(4.53)	6,180	1.67	1.05	1.96	116
14.27	20.56	10,842	1.68	0.93	1.98	141

16.73	23.67	126,012	0.93	1.16	0.95	30
13.60	5.12	178,416	0.93	1.29	0.95	90
13.53	7.86	4,866	0.93	1.64	1.03	71
13.64	1.98	52,540	0.92	1.70	1.10	50
13.53	4.63	25,725	0.92	2.21	1.10	107
13.23	0.08	272	0.78	1.11	0.97	116

16.76	23.79	30,642	0.78	1.31	0.80	30
13.62	5.27	36,803	0.78	1.61	0.80	90
13.53	8.05	39,435	0.78	1.80	0.86	71
13.67	2.09	50,819	0.78	1.92	0.96	50
13.55	4.74	60,464	0.78	2.29	0.97	107
13.23	(3.62)	59,320	0.78	1.92	0.98	116
14.82	21.64	124,676	0.78	1.84	0.98	141

16.86	23.80	12,915	0.78	1.24	0.80	30
13.70	5.23	9,756	0.78	1.63	0.81	90
13.61	8.22	13,284	0.74	1.81	0.86	71
13.73	2.03	13,280	0.72	1.94	0.96	50
13.62	4.81	13,167	0.73	2.31	0.95	107
13.30	(3.59)	24,380	0.73	1.93	0.97	116
14.89	21.71	30,288	0.73	1.73	0.91	141

SEE NOTES TO FINANCIAL STATEMENTS.

AUGUST 31, 2021	UNDISCOVERED MANAGERS FUNDS	13

FINANCIAL HIGHLIGHTS

FOR THE PERIODS INDICATED (continued)

		Per share operating performance
		Investment operations			Distributions
	Net asset value, beginning of period	Net investment income (loss) (b)	Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Net realized gain	Total distributions
JPMorgan Realty Income Fund (continued)
Class R6
Six Months Ended August 31, 2021 (Unaudited)	13.64	0.11	3.13	3.24	(0.10)	—	(0.10)
Year Ended February 28, 2021	13.55	0.21	0.47	0.68	(0.18)	(0.41)	(0.59)
Year Ended February 29, 2020	13.68	0.28	0.88	1.16	(0.30)	(0.99)	(1.29)
September 1, 2018 through February 28, 2019 (f)	13.56	0.13	0.15	0.28	(0.16)	—	(0.16)
Year Ended August 31, 2018	13.26	0.30	0.31	0.61	(0.31)	—	(0.31)
Year Ended August 31, 2017	14.84	0.26	(0.83)	(0.57)	(0.26)	(0.75)	(1.01)
November 2, 2015 (g) through August 31, 2016	14.55	0.23	0.96	1.19	(0.17)	(0.73)	(0.90)

(a)	Annualized for periods less than one year, unless otherwise noted.
(b)	Calculated based upon average shares outstanding.
(c)	Not annualized for periods less than one year.
(d)

Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.

(e)	Includes earnings credits and interest expense, if applicable, each of which is less than 0.005% unless otherwise noted.
(f)	The Fund changed its fiscal year end from August 31st to the last day of February.
(g)	Commencement of offering of class of shares.

SEE NOTES TO FINANCIAL STATEMENTS.

14	UNDISCOVERED MANAGERS FUNDS	AUGUST 31, 2021

	Ratios/Supplemental data
			Ratios to average net assets (a)
Net asset value, end of period	Total return (excludes sales charge) (c)(d)	Net assets, end of period (000’s)	Net expenses (e)	Net investment income (loss)	Expenses without waivers, reimbursements and earnings credits	Portfolio turnover rate (c)

16.78	23.82	1,791,676	0.68	1.37	0.69	30
13.64	5.38	1,663,701	0.68	1.67	0.70	90
13.55	8.23	1,289,281	0.68	1.92	0.76	71
13.68	2.13	2,238,097	0.67	1.99	0.85	50
13.56	4.79	2,325,640	0.68	2.34	0.85	107
13.26	(3.51)	2,307,377	0.68	1.94	0.86	116
14.84	9.09	1,949,770	0.68	2.00	0.86	141

SEE NOTES TO FINANCIAL STATEMENTS.

AUGUST 31, 2021	UNDISCOVERED MANAGERS FUNDS	15

NOTES TO FINANCIAL STATEMENTS

AS OF AUGUST 31, 2021 (Unaudited)

(Dollar values in thousands)

1. Organization

Undiscovered Managers Funds (the “Trust”) was organized on September 29, 1997, as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company.

The following is a separate fund of the Trust (the “Fund”) covered by this report:

	Classes Offered	Diversification Classification
JPMorgan Realty Income Fund	Class A, Class C, Class I, Class L, Class R5 and Class R6	Non-Diversified

The investment objective of the Fund is high total investment return through a combination of capital appreciation and current income.

Class L Shares of the Fund are publicly offered on a limited basis. Investors are not eligible to purchase Class L Shares of the Fund unless they meet certain requirements as described in the Fund’s prospectus.

Class A Shares generally provide for a front-end sales charge while Class C Shares provide for a contingent deferred sales charge (“CDSC”). No sales charges are assessed with respect to Class I, Class L, Class R5 and Class R6 Shares. Certain Class A Shares, for which front-end sales charges have been waived, may be subject to a CDSC as described in the Fund’s prospectus. Effective October 1, 2020, Class C Shares automatically convert to Class A Shares after eight years. Prior to October 1, 2020, Class C Shares automatically converted to Class A Shares after ten years. All classes of shares have equal rights as to earnings, assets and voting privileges, except that each class may bear different transfer agency, distribution and service fees and each class has exclusive voting rights with respect to its distribution plan and shareholder servicing agreements.

J.P. Morgan Investment Management Inc. (“JPMIM”), an indirect, wholly-owned subsidiary of JPMorgan Chase & Co. (“JPMorgan”), acts as Adviser (the “Adviser”) and Administrator (the “Administrator”) to the Fund.

2. Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements. The Fund is an investment company and, accordingly, follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946 — Investment Companies, which is part of U.S. generally accepted accounting principles (“GAAP”). The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect (i) the reported amounts of assets and liabilities, (ii) disclosure of contingent assets and liabilities at the date of the financial statements, and (iii) the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

A. Valuation of Investments — Investments are valued in accordance with GAAP and the Fund’s valuation policies set forth by, and under the supervision and responsibility of, the Board of Trustees of the Trust (the “Board”), which established the following approach to valuation, as described more fully below: (i) investments for which market quotations are readily available shall be valued at their market value and (ii) all other investments for which market quotations are not readily available shall be valued at their fair value as determined in good faith by the Board.

The Administrator has established the J.P. Morgan Asset Management Americas Valuation Committee (“AVC”) to assist the Board with the oversight and monitoring of the valuation of the Fund’s investments. The Administrator implements the valuation policies of the Fund’s investments, as directed by the Board. The AVC oversees and carries out the policies for the valuation of investments held in the Fund. This includes monitoring the appropriateness of fair values based on results of ongoing valuation oversight including, but not limited to, consideration of macro or security specific events, market events, and pricing vendor and broker due diligence. The Administrator is responsible for discussing and assessing the potential impacts to the fair values on an ongoing basis, and, at least on a quarterly basis, with the AVC and the Board.

Equities and other exchange-traded instruments are valued at the last sale price or official market closing price on the primary exchange on which the instrument is traded before the net asset values (“NAV”) of the Fund are calculated on a valuation date.

Investments in open-end investment companies (“Underlying Funds”) are valued at each Underlying Fund’s NAV per share as of the report date.

Valuations reflected in this report are as of the report date. As a result, changes in valuation due to market events and/or issuer-related events after the report date and prior to issuance of the report are not reflected herein.

The various inputs that are used in determining the valuation of the Fund’s investments are summarized into the three broad levels listed below.

•	Level 1 — Unadjusted inputs using quoted prices in active markets for identical investments.
•

Level 2 — Other significant observable inputs including, but not limited to, quoted prices for similar investments, inputs other than quoted prices that are observable for investments (such as interest rates, prepayment speeds, credit risk, etc.) or other market corroborated inputs.

•

Level 3 — Significant inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including the Fund’s assumptions in determining the fair value of investments).

A financial instrument’s level within the fair value hierarchy is based on the lowest level of any input, both individually and in the aggregate, that is significant to the fair value measurement. The inputs or methodology used for valuing instruments are not necessarily an indication of the risk associated with investing in those instruments.

16	UNDISCOVERED MANAGERS FUNDS	AUGUST 31, 2021

The following table represents each valuation input as presented on the Schedule of Portfolio Investments (“SOI”):

	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total
Total Investments in Securities (a)	$1,997,078	$—	$—	$1,997,078

(a)	Please refer to the SOI for specifics of portfolio holdings.

B. Securities Lending — The Fund is authorized to engage in securities lending in order to generate additional income. The Fund is able to lend to approved borrowers. Citibank N.A. (“Citibank”) serves as lending agent for the Fund, pursuant to a Securities Lending Agency Agreement (the “Securities Lending Agency Agreement”). Securities loaned are collateralized by cash equal to at least 100% of the market value plus accrued interest on the securities lent, which is invested in an affiliated money market fund. The Fund retains the interest earned on cash collateral investments but is required to pay the borrower a rebate for the use of the cash collateral. In cases where the lent security is of high value to borrowers, there may be a negative rebate (i.e., a net payment from the borrower to the Fund). Upon termination of a loan, the Fund is required to return to the borrower an amount equal to the cash collateral, plus any rebate owed to the borrowers. The remaining maturities of the securities lending transactions are considered overnight and continuous. Loans are subject to termination by the Fund or the borrower at any time.

The net income earned on the securities lending (after payment of rebates and Citibank’s fee) is included on the Statement of Operations as Income from securities lending (net). The Fund also receives payments from the borrower during the period of the loan, equivalent to dividends and interest earned on the securities loaned, which are recorded as Dividend or Interest income, respectively, on the Statement of Operations.

Under the Securities Lending Agency Agreement, Citibank marks to market the loaned securities on a daily basis. In the event the cash received from the borrower is less than 102% of the value of the loaned securities (105% for loans of non-U.S. securities), Citibank requests additional cash from the borrower so as to maintain a collateralization level of at least 102% of the value of the loaned securities plus accrued interest (105% for loans of non-U.S. securities), subject to certain de minimis amounts.

The value of securities out on loan is recorded as an asset on the Statement of Assets and Liabilities. The value of the cash collateral received is recorded as a liability on the Statement of Assets and Liabilities and details of collateral investments are disclosed on the SOI.

The Fund bears the risk of loss associated with the collateral investments and is not entitled to additional collateral from the borrower to cover any such losses. To the extent that the value of the collateral investments declines below the amount owed to a borrower, the Fund may incur losses that exceed the amount it earned on lending the security. Upon termination of a loan, the Fund may use leverage (borrow money) to repay the borrower for cash collateral posted if the Adviser does not believe that it is prudent to sell the collateral investments to fund the payment of this liability. Securities lending activity is subject to master netting arrangements.

Securities lending also involves counterparty risks, including the risk that the loaned securities may not be returned in a timely manner or at all. Subject to certain conditions, Citibank has agreed to indemnify the Fund from losses resulting from a borrower’s failure to return a loaned security.

JPMIM voluntarily waived investment advisory fees charged to the Fund to reduce the impact of the cash collateral investment in the JPMorgan U.S. Government Money Market Fund from 0.12% to 0.06%. For the six months ended August 31, 2021, JPMIM waived fees associated with the Fund’s investment in the JPMorgan U.S. Government Money Market Fund as follows:

$—	(a)

(a)	Amount rounds to less than one thousand.

The above waiver is included in the determination of earnings on cash collateral investment and in the calculation of Citibank’s compensation and is included on the Statement of Operations as Income from securities lending (net).

The Fund did not have any securities out on loan at August 31, 2021.

AUGUST 31, 2021	UNDISCOVERED MANAGERS FUNDS	17

NOTES TO FINANCIAL STATEMENTS

AS OF AUGUST 31, 2021 (Unaudited) (continued)

(Dollar values in thousands)

C. Investment Transactions with Affiliates — The Fund invested in Underlying Funds, which are advised by the Adviser. An issuer which is under common control with the Fund may be considered an affiliate. For the purposes of the financial statements, the Fund assumes the issuers listed in the table below to be affiliated issuers. Underlying Funds’ distributions may be reinvested into such Underlying Funds. Reinvestment amounts are included in the purchases at cost amounts in the table below.

For the six months ended August 31, 2021
Security Description	Value at February 28, 2021	Purchases at Cost	Proceeds from Sales	Net Realized Gain (Loss)		Change in Unrealized Appreciation/ (Depreciation)		Value at August 31, 2021	Shares at August 31, 2021	Dividend Income		Capital Gain Distributions
JPMorgan Prime Money Market Fund Class IM Shares, 0.07% (a)(b)	$21,034	$414,736	$409,323	$(2)		$—	(c)	$26,445	26,432	$9		$—
JPMorgan Securities Lending Money Market Fund Agency SL Class Shares, 0.07% (a)(b)	—	125,000	125,000	—	*(c)	—		—	—	5	*	—
JPMorgan U.S. Government Money Market Fund Class IM Shares, 0.03% (a)(b)	—	22,019	22,019	—		—		—	—	—	*(c)	—

Total	$21,034	$561,755	$556,342	$(2)		$—	(c)	$26,445		$14		$—

(a)	Investment in an affiliated fund, which is registered under the Investment Company Act of 1940, as amended, and is advised by J.P. Morgan Investment Management Inc.
(b)	The rate shown is the current yield as of August 31, 2021.
(c)	Amount rounds to less than one thousand.
*	Amount is included on the Statements of Operations as Income from securities lending (net) (after payments of rebates and Citibank’s fee).

D. Security Transactions and Investment Income — Investment transactions are accounted for on the trade date (the date the order to buy or sell is executed). Securities gains and losses are calculated on a specifically identified cost basis. Dividend income is recorded on the ex-dividend date or when the Fund first learns of the dividend.

To the extent such information is publicly available, the Fund records distributions received in excess of income earned from underlying investments as a reduction of cost of investments and/or realized gain. Such amounts are based on estimates if actual amounts are not available and actual amounts of income, realized gain and return of capital may differ from the estimated amounts. The Fund adjusts the estimated amounts of the components of distributions (and consequently its net investment income) as necessary, once the issuers provide information about the actual composition of the distributions.

E. Allocation of Income and Expenses — Expenses directly attributable to the Fund are charged directly to the Fund, while the expenses attributable to more than one fund of the Trust are allocated among the applicable funds. Investment income, realized and unrealized gains and losses and expenses, other than class-specific expenses, are allocated daily to each class of shares based upon the proportion of net assets of each class at the beginning of each day.

Transfer agency fees are class-specific expenses. The amount of the transfer agency fees charged to each share class of the Fund for the six months ended August 31, 2021 are as follows:

	Class A	Class C	Class I	Class L	Class R5	Class R6	Total
Transfer agency fees	$7	$1	$13	$1	$1	$6	$29

F. Federal Income Taxes — The Fund is treated as a separate taxable entity for Federal income tax purposes. The Fund’s policy is to comply with the provisions of the Internal Revenue Code (the “Code”) applicable to regulated investment companies and to distribute to shareholders all of its distributable net investment income and net realized capital gains on investments. Accordingly, no provision for Federal income tax is necessary. Management has reviewed the Fund’s tax positions for all open tax years and has determined that as of August 31, 2021, no liability for Federal income tax is required in the Fund’s financial statements for net unrecognized tax benefits. However, management’s conclusions may be subject to future review based on changes in, or the interpretation of, the accounting standards or tax laws and regulations. The Fund’s Federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service.

G. Distributions to Shareholders — Distributions from net investment income, if any, are generally declared and paid at least quarterly and are declared separately for each class. No class has preferential dividend rights; differences in per share rates are due to differences in separate class expenses. Net realized capital gains, if any, are distributed at least annually. The amount of distributions from net investment income and net realized capital gains is determined in accordance with Federal income tax regulations, which may differ from GAAP. To the extent these “book/tax” differences are permanent in nature (i.e., that they result from other than timing of recognition — “temporary differences”), such amounts are reclassified within the capital accounts based on their Federal tax basis treatment.

18	UNDISCOVERED MANAGERS FUNDS	AUGUST 31, 2021

H. Recent Accounting Pronouncement — In March 2020, the FASB issued Accounting Standards Update No. 2020-04 (“ASU 2020-04”), Reference Rate Reform (Topic 848) — Facilitation of the Effects of Reference Rate Reform on Financial Reporting. ASU 2020-04 provides optional temporary financial reporting relief from the effect of certain types of contract modifications due to the planned discontinuation of the London Interbank Offered Rate (“LIBOR”) and other interbank-offered based reference rates as of the end of 2021. ASU 2020-04 became effective upon the issuance and its optional relief can be applied through December 31, 2022. Management is currently evaluating the impact, if any, to the Fund’s financial statements of applying ASU 2020-04.

3. Fees and Other Transactions with Affiliates

A. Investment Advisory Fee — Pursuant to an Investment Advisory Agreement, the Adviser manages the investments of the Fund and for such services is paid a fee. The investment advisory fee is accrued daily and paid monthly at an annual rate of 0.60% of the Fund’s average daily net assets.

The Adviser waived investment advisory fees and/or reimbursed expenses as outlined in Note 3.F.

B. Administration Fee — Pursuant to an Administration Agreement, the Administrator provides certain administration services to the Fund. In consideration of these services, the Administrator receives a fee accrued daily and paid monthly at an annual rate of 0.075% of the first $10 billion of the Fund’s average daily net assets, plus 0.050% of the Fund’s average daily net assets between $10 billion and $20 billion, plus 0.025% of the Fund’s average daily net assets between $20 billion and $25 billion, plus 0.01% of the Fund’s average daily net assets in excess of $25 billion. For the six months ended August 31, 2021, the effective annualized rate was 0.07% of the Fund’s average daily net assets, notwithstanding any fee waivers and/or expense reimbursements.

The Administrator waived administration fees as outlined in Note 3.F.

JPMorgan Chase Bank, N.A. (“JPMCB”), a wholly-owned subsidiary of JPMorgan, serves as the Fund’s sub-administrator (the “Sub-administrator”). For its services as Sub-administrator, JPMCB receives a portion of the fees payable to the Administrator.

C. Distribution Fees — Pursuant to a Distribution Agreement, JPMorgan Distribution Services, Inc. (“JPMDS”), an indirect, wholly-owned subsidiary of JPMorgan, serves as the Fund’s principal underwriter and promotes and arranges for the sale of the Fund’s shares.

The Board has adopted a Distribution Plan (the “Distribution Plan”) for Class A and Class C Shares of the Fund pursuant to Rule 12b-1 under the 1940 Act. Class I, Class L, Class R5 and Class R6 Shares of the Fund do not charge a distribution fee. The Distribution Plan provides that the Fund shall pay, with respect to the applicable share classes, distribution fees, including payments to JPMDS, at annual rates of the average daily net assets as shown in the table below:

Class A	Class C
0.25%	0.75%

In addition, JPMDS is entitled to receive the front-end sales charges from purchases of Class A Shares and the CDSC from redemptions of Class C Shares and certain Class A Shares for which front-end sales charges have been waived. For the six months ended August 31, 2021, JPMDS retained the following:

Front-End Sales Charge	CDSC
$2	$—

D. Service Fees — The Trust, on behalf of the Fund, has entered into a Shareholder Servicing Agreement with JPMDS under which JPMDS provides certain support services to fund shareholders. For performing these services, JPMDS receives a fee with respect to all share classes, except Class R6 Shares which do not charge a service fee, that is accrued daily and paid monthly equal to a percentage of the average daily net assets as shown in the table below:

Class A	Class C	Class I	Class L	Class R5
0.25%	0.25%	0.25%	0.10%	0.10%

JPMDS has entered into shareholder services contracts with affiliated and unaffiliated financial intermediaries who provide shareholder services and other related services to their clients or customers who invest in the Fund. Pursuant to such contracts, JPMDS will pay all or a portion of such fees earned to financial intermediaries for performing such services.

JPMDS waived service fees as outlined in Note 3.F.

E. Custodian and Accounting Fees — JPMCB provides portfolio custody and accounting services to the Fund. For performing these services, the Fund pays JPMCB transaction and asset-based fees that vary according to the number of transactions and positions, plus out-of-pocket expenses. The amounts paid directly to JPMCB by the Fund for custody and accounting services are included in Custodian and accounting fees on the Statement of Operations.

Interest income earned on cash balances at the custodian, if any, is included in Interest income from affiliates on the Statement of Operations.

Interest expense paid to the custodian related to cash overdrafts, if any, is included in Interest expense to affiliates on the Statement of Operations.

AUGUST 31, 2021	UNDISCOVERED MANAGERS FUNDS	19

NOTES TO FINANCIAL STATEMENTS

AS OF AUGUST 31, 2021 (Unaudited) (continued)

(Dollar values in thousands)

F. Waivers and Reimbursements — The Adviser, Administrator and/or JPMDS have contractually agreed to waive fees and/or reimburse the Fund to the extent that total annual operating expenses (excluding acquired fund fees and expenses other than certain money market fund fees as described below, dividend and interest expenses related to short sales, interest, taxes, expenses related to litigation and potential litigation, expenses related to trustee elections and extraordinary expenses) exceed the percentages of the Fund’s respective average daily net assets as shown in the table below:

Class A	Class C	Class I	Class L	Class R5	Class R6
1.18%	1.68%	0.93%	0.78%	0.78%	0.68%

The expense limitation agreement was in effect for the six months ended August 31, 2021 and the contractual expense limitation percentages in the table above are in place until at least June 30, 2022.

For the six months ended August 31, 2021, the Fund’s service providers waived fees and/or reimbursed expenses for the Fund as follows. None of these parties expect the Fund to repay any such waived fees and/or reimbursed expenses in future years.

Contractual Waivers
Investment Advisory Fees	Administration Fees	Service Fees	Total	Contractual Reimbursements
$79	$53	$22	$154	$1

Additionally, the Fund may invest in one or more money market funds advised by the Adviser (affiliated money market funds). The Adviser, Administrator and/or JPMDS, as shareholder servicing agent, have contractually agreed to waive fees and/or reimburse expenses in an amount sufficient to offset the respective net fees each collects from the affiliated money market fund on the Fund’s investment in such affiliated money market fund, except for investments of securities lending cash collateral. None of these parties expect the Fund to repay any such waived fees and/or reimbursed expenses in future years.

The amount of these waivers resulting from investments in these money market funds for the six months ended August 31, 2021 was $13.

G. Other — Certain officers of the Trust are affiliated with the Adviser, the Administrator and JPMDS. Such officers, with the exception of the Chief Compliance Officer, receive no compensation from the Fund for serving in their respective roles.

The Board designated and appointed a Chief Compliance Officer to the Fund pursuant to Rule 38a-1 under the 1940 Act. The Fund, along with affiliated funds, makes reimbursement payments, on a pro-rata basis, to the Administrator for a portion of the fees associated with the office of the Chief Compliance Officer. Such fees are included in Trustees’ and Chief Compliance Officer’s fees on the Statement of Operations.

The Trust adopted a Trustee Deferred Compensation Plan (the “Plan”) which allows the independent Trustees to defer the receipt of all or a portion of compensation related to performance of their duties as Trustees. The deferred fees are invested in various J.P. Morgan Funds until distribution in accordance with the Plan.

During the six months ended August 31, 2021, the Fund purchased securities from an underwriting syndicate in which the principal underwriter or members of the syndicate were affiliated with the Adviser.

The Securities and Exchange Commission (“SEC”) has granted an exemptive order permitting the Fund to engage in principal transactions with J.P. Morgan Securities LLC, an affiliated broker, involving taxable money market instruments, subject to certain conditions.

4. Investment Transactions

During the six months ended August 31, 2021, purchases and sales of investments (excluding short-term investments) were as follows:

Purchases (excluding U.S. Government)	Sales (excluding U.S. Government)
$610,841	$995,928

During the six months ended August 31, 2021, there were no purchases or sales of U.S. Government securities.

5. Federal Income Tax Matters

For Federal income tax purposes, the estimated cost and unrealized appreciation (depreciation) in value of investments held at August 31, 2021 were as follows:

Aggregate Cost	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation (Depreciation)
$1,346,496	$654,070	$3,488	$650,582

20	UNDISCOVERED MANAGERS FUNDS	AUGUST 31, 2021

As of February 28, 2021, the Fund had net capital loss carryforwards which are available to offset future realized gains:

Capital Loss Carryforward Character
Short-Term	Long-Term
$30,822	$4,115

6. Borrowings

The Fund relies upon an exemptive order granted by the SEC (the “Order”) permitting the establishment and operation of an Interfund Lending Facility (the “Facility”). The Facility allows the Fund to directly lend and borrow money to or from any other fund relying upon the Order at rates beneficial to both the borrowing and lending funds. Advances under the Facility are taken primarily for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities, and are subject to the Fund’s borrowing restrictions. The Interfund loan rate is determined, as specified in the Order, by averaging the current repurchase agreement rate and the current bank loan rate. The Order was granted to JPMorgan Trust II and may be relied upon by the Fund because the Fund and the series of JPMorgan Trust II are all investment companies in the same “group of investment companies” (as defined in Section 12(d)(1)(G) of the 1940 Act).

The Fund had no borrowings outstanding from another fund during the six months ended August 31, 2021.

The Trust and JPMCB have entered into a financing arrangement. Under this arrangement, JPMCB provides an unsecured, uncommitted credit facility in the aggregate amount of $100 million to certain of the J.P. Morgan Funds, including the Fund. Advances under the arrangement are taken primarily for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities, and are subject to the Fund’s borrowing restrictions. Interest on borrowings is payable at a rate determined by JPMCB at the time of borrowing. This agreement has been extended until November 1, 2021.

The Fund had no borrowings outstanding from the unsecured, uncommitted credit facility during the six months ended August 31, 2021.

The Trust, along with certain other trusts for J.P. Morgan Funds (“Borrowers”), has entered into a joint syndicated senior unsecured revolving credit facility totaling $1.5 billion (“Credit Facility”) with various lenders and The Bank of New York Mellon, as administrative agent for the lenders. This Credit Facility provides a source of funds to the Borrowers for temporary and emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. Under the terms of the Credit Facility, a borrowing fund must have a minimum of $25,000,000 in adjusted net asset value and not exceed certain adjusted net asset coverage ratios prior to and during the time in which any borrowings are outstanding. If a fund does not comply with the aforementioned requirements, the fund must remediate within three business days with respect to the $25,000,000 minimum adjusted net asset value or within one business day with respect to certain asset coverage ratios or the administrative agent at the request of, or with the consent of, the lenders may terminate the Credit Facility and declare any outstanding borrowings to be due and payable immediately.

Interest associated with any borrowing under the Credit Facility is charged to the borrowing fund at a rate of interest equal to 1.25%, which has decreased to 1.00% pursuant to the amendment referenced below (the “Applicable Margin”), plus the greater of the federal funds effective rate or one month LIBOR. The annual commitment fee to maintain the Credit Facility is 0.15% and is incurred on the unused portion of the Credit Facility and is allocated to all participating funds pro rata based on their respective net assets.

Effective August 10, 2021, the Credit Facility has been amended and restated for a term of 364 days, unless extended, and to include a reduction of the Applicable Margin charged for borrowing under the Credit Facility from 1.25% to 1.00%.

The Fund did not utilize the Credit Facility during the six months ended August 31, 2021.

7. Risks, Concentrations and Indemnifications

In the normal course of business, the Fund enters into contracts that contain a variety of representations which provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown. The amount of exposure would depend on future claims that may be brought against the Fund. However, based on experience, the Fund expects the risk of loss to be remote.

As of August 31, 2021, the Fund had one individual shareholder and/or affiliated omnibus account, which owned 10.6% of the Fund’s outstanding shares.

As of August 31, 2021, J.P. Morgan Investor Funds and JPMorgan SmartRetirement Funds, which are affiliated funds of funds, owned in the aggregate, shares representing more than 10% of the net assets of the Fund as follows:

J.P. Morgan Investor Funds	JPMorgan SmartRetirement Funds
16.4%	60.9%

Significant shareholder transactions by these shareholders may impact the Fund’s performance and liquidity.

AUGUST 31, 2021	UNDISCOVERED MANAGERS FUNDS	21

NOTES TO FINANCIAL STATEMENTS

AS OF AUGUST 31, 2021 (Unaudited) (continued)

(Dollar values in thousands)

Because the Fund invests in Real Estate Investment Trusts (“REITs”), the Fund may be subject to certain risks similar to those associated with direct investments in real estate. REITs may be affected by changes in the value of their underlying properties and by defaults by tenants. REITs depend generally on their ability to generate cash flow to make distributions to shareholders, and certain REITs have self-liquidation provisions by which mortgages held may be paid in full and distributions of capital returns may be made at any time.

The Fund invests in companies with relatively small market capitalizations. Investments in companies with relatively small market capitalizations may involve greater risk than is usually associated with stocks of larger companies. These securities may have limited marketability and may be subject to more abrupt or erratic movements in price than securities of companies with larger capitalizations.

LIBOR is intended to represent the rate at which contributing banks may obtain short-term borrowings from each other in the London interbank market. On March 5, 2021, the U.K. Financial Conduct Authority (“FCA”) publicly announced that (i) immediately after December 31, 2021, publication of the 1-week and 2-month U.S. Dollar LIBOR settings will permanently cease; (ii) immediately after June 30, 2023, publication of the overnight and 12-month U.S. Dollar LIBOR settings will permanently cease; and (iii) immediately after June 30, 2023, the 1-month, 3-month and 6-month U.S. Dollar LIBOR settings will cease to be provided or, subject to the FCA’s consideration of the case, be provided on a synthetic basis and no longer be representative of the underlying market and economic reality they are intended to measure and that representativeness will not be restored. There is no assurance that the dates announced by the FCA will not change or that the administrator of LIBOR and/or regulators will not take further action that could impact the availability, composition or characteristics of LIBOR or the currencies and/or tenors for which LIBOR is published. Public and private sector industry initiatives are currently underway to implement new or alternative reference rates to be used in place of LIBOR. There is no assurance that any such alternative reference rate will be similar to or produce the same value or economic equivalence as LIBOR or that it will have the same volume or liquidity as did LIBOR prior to its discontinuance or unavailability, which may affect the value or liquidity or return on certain of the Fund’s loans, notes, derivatives and other instruments or investments comprising some or all of the Fund’s investments and result in costs incurred in connection with closing out positions and entering into new trades. These risks may also apply with respect to changes in connection with other interbank offering rates (e.g., Euribor) and a wide range of other index levels, rates and values that are treated as “benchmarks” and are the subject of recent regulatory reform.

The Fund is subject to infectious disease epidemics/pandemics risk. The worldwide outbreak of COVID-19, a novel coronavirus disease, has negatively affected economies, markets and individual companies throughout the world. The effects of this COVID-19 pandemic to public health, and business and market conditions, including exchange trading suspensions and closures may continue to have a significant negative impact on the performance of the Fund’s investments, increase the Fund’s volatility, exacerbate other pre-existing political, social and economic risks to the Fund and negatively impact broad segments of businesses and populations. The Fund’s operations may be interrupted as a result, which may have a significant negative impact on investment performance. In addition, governments, their regulatory agencies, or self-regulatory organizations may take actions in response to the pandemic that affect the instruments in which the Fund invests, or the issuers of such instruments, in ways that could also have a significant negative impact on the Fund’s investment performance. The full impact of this COVID-19 pandemic, or other future epidemics/pandemics, is currently unknown.

8. Other Matters

The Trust is seeking to achieve a unified board with common membership across the Trust and the following open-end registered investment companies also advised by J.P. Morgan Investment Management Inc.:

JPMorgan Trust I, JPMorgan Trust II, JPMorgan Trust IV, J.P. Morgan Fleming Mutual Fund Group, Inc., J.P. Morgan Mutual Fund Investment Trust, JPMorgan Insurance Trust, Undiscovered Managers Funds, and J.P. Morgan Exchange-Traded Fund Trust (collectively with the Trust, the “J.P. Morgan Funds”).

At special shareholder meetings expected to take place on or about October 27, 2021, shareholders of the J.P. Morgan Funds are being asked to elect the same sixteen individuals (“Nominees”) to serve on their respective boards:

John F. Finn, Stephen P. Fisher, Gary L. French, Kathleen M. Gallagher, Robert J. Grassi, Frankie D. Hughes, Raymond Kanner, Thomas P. Lemke, Lawrence R. Maffia, Mary E. Martinez, Marilyn McCoy, Dr. Robert A. Oden, Jr., Marian U. Pardo, Emily A. Youssouf, Robert F. Deutsch, and Nina O. Shenker (the “Nominees”).

If shareholder approval is obtained for all of the J.P. Morgan Funds, this will result in a unified board structure across all of the J.P. Morgan Funds.

Information about the proposal, including the qualifications of each of the Nominees, is contained in the Trust’s proxy statement, which you can access from the EDGAR Database on the SEC’s website at http://www.sec.gov.

22	UNDISCOVERED MANAGERS FUNDS	AUGUST 31, 2021

SCHEDULE OF SHAREHOLDER EXPENSES

(Unaudited)

Hypothetical $1,000 Investment

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and (2) ongoing costs, including investment advisory fees, administration fees, distribution fees and other Fund expenses. The examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these ongoing costs with the ongoing costs of investing in other mutual funds. The examples assume that you had a $1,000 investment in each Class at the beginning of the reporting period, March 1, 2021, and continued to hold your shares at the end of the reporting period, August 31, 2021.

Actual Expenses

For each Class of the Fund in the table below, the first line provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line of each Class under the heading titled “Expenses Paid During the Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of each Class in the table below provides information about hypothetical account values and hypothetical expenses based on the Class’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Class of the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) or redemption fees. Therefore, the second line for each Class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher. The examples also assume all dividends and distributions have been reinvested.

	Beginning Account Value March 1, 2021	Ending Account Value August 31, 2021	Expenses Paid During the Period*	Annualized Expense Ratio
JPMorgan Realty Income Fund
Class A
Actual	$1,000.00	$1,235.80	$6.65	1.18%
Hypothetical	1,000.00	1,019.26	6.01	1.18
Class C
Actual	1,000.00	1,232.40	9.45	1.68
Hypothetical	1,000.00	1,016.74	8.54	1.68
Class I
Actual	1,000.00	1,236.70	5.24	0.93
Hypothetical	1,000.00	1,020.52	4.74	0.93
Class L
Actual	1,000.00	1,237.90	4.40	0.78
Hypothetical	1,000.00	1,021.27	3.97	0.78
Class R5
Actual	1,000.00	1,238.00	4.40	0.78
Hypothetical	1,000.00	1,021.27	3.97	0.78
Class R6
Actual	1,000.00	1,238.20	3.84	0.68
Hypothetical	1,000.00	1,021.78	3.47	0.68

*	Expenses are equal to each Class’ respective annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

AUGUST 31, 2021	UNDISCOVERED MANAGERS FUNDS	23

BOARD APPROVAL OF INVESTMENT ADVISORY AGREEMENT

(Unaudited)

The Board of Trustees has established various standing committees composed of Trustees with diverse backgrounds, to which the Board of Trustees has assigned specific subject matter responsibilities to further enhance the effectiveness of the Board’s oversight and decision making. The Board of Trustees and its investment committees (money market and alternative products, equity, and fixed income) meet regularly throughout the year and consider factors that are relevant to their annual consideration of investment advisory agreements at each meeting. They also meet for the specific purpose of considering investment advisory agreement annual renewals. The Board of Trustees held meetings in June and August 2021, at which the Trustees considered the continuation of the investment advisory agreement for the Fund whose annual report is contained herein (the “Advisory Agreement”). In accordance with SEC guidance, due to the COVID-19 pandemic, the meetings were conducted through video conference. At the June meeting, the Board’s investment committees met to review and consider performance, expense and related information for the J.P. Morgan Funds. Each investment committee reported to the full Board, which then considered the investment committee’s preliminary findings. At the August meeting, the Trustees continued their review and consideration. The Trustees, including a majority of the Trustees who are not parties to an Advisory Agreement or “interested persons” (as defined in the 1940 Act) of any party to the Advisory Agreement or any of their affiliates, approved the continuation of the Advisory Agreement on August 11, 2021.

As part of their review of the Advisory Agreement, the Trustees considered and reviewed performance and other information about the Fund received from the Adviser. This information includes the Fund’s performance as compared to the performance of its peers and benchmarks and analyses by the Adviser of the Fund’s performance. In addition, at each of their regular meetings throughout the year, the Trustees considered reports on the performance of certain J.P. Morgan Funds provided by an independent investment consulting firm (“independent consultant”). In addition, in preparation for the June and August meetings, the Trustees requested, received, and evaluated extensive materials from the Adviser , including performance and expense information compiled by Broadridge, using data from Lipper Inc. and/or Morningstar Inc., independent providers of investment company data (together, “Broadridge”). The Trustees’ independent consultant also provided additional quantitative and statistical analyses of certain Funds, including risk/ and performance return assessment as compared to the Fund’s objectives, benchmarks, and peers. Before voting on the Advisory Agreement, the Trustees reviewed the Advisory Agreement with representatives of the Adviser, counsel to the Trust and independent legal counsel and received a memorandum from independent legal counsel to the Trustees discussing the legal standards for their consideration of the Advisory Agreement. The Trustees also discussed the Advisory Agreement in executive sessions with independent legal counsel at which no representatives of the Adviser were present.

A summary of the material factors evaluated by the Trustees in determining whether to approve the Advisory Agreement is provided below. Each Trustee attributed different weights to the various factors and no factor alone was considered determinative. The Trustees considered information provided with respect to the Fund throughout the year including additional reporting and information provided in connection with the COVID-19 pandemic, as well as materials furnished specifically in connection with the annual review process. From year to year, the Trustees consider and place emphasis on relevant information in light of changing circumstances in market and economic conditions. After considering and weighing the factors and information they had received, the Trustees found that the compensation to be received by the Adviser from the Fund under the Advisory Agreement was fair and reasonable under the circumstances and determined that the continuance of the Advisory Agreement was in the best interests of the Fund and its shareholders.

Nature, Extent and Quality of Services Provided by the Adviser and Sub-Adviser

The Trustees received and considered information regarding the nature, extent and quality of the services provided to the Fund under the Advisory Agreement. The Trustees took into account information furnished throughout the year at Trustee meetings, as well as the materials furnished specifically in connection with this annual review process. The Trustees considered the background and experience of the Adviser’s senior management, personnel changes, if any, and the expertise of, and the amount of attention given to the Fund by, investment personnel of the Adviser. In addition, the Trustees reviewed the qualifications, backgrounds and responsibilities of the portfolio management team primarily responsible for the day-to-day management of the Fund and the infrastructure supporting the team, including personnel changes, if any. In addition, the Board considered its discussions with the Adviser regarding the Adviser’s business continuity plan and steps the Adviser was taking to provide ongoing services to the Fund during the COVID-19 pandemic, and the Adviser’s success in continuing to provide services to the Fund and its shareholders throughout this period. The Trustees also considered information provided by the Adviser and JPMorgan Distribution Services, Inc. (“JPMDS”) about the structure and distribution strategy of the Fund. The Trustees reviewed information relating to the Adviser’s risk governance model and reports showing the Adviser’s compliance structure and ongoing compliance processes. The Trustees also considered the quality of the administration services provided by the Adviser in its role as administrator.

24	UNDISCOVERED MANAGERS FUNDS	AUGUST 31, 2021

The Trustees also considered their knowledge of the nature and quality of the services provided by the Adviser and its affiliates to the Fund gained from their experience as Trustees of the J.P. Morgan Funds. In addition, they considered the overall reputation and capabilities of the Adviser and its affiliates, the commitment of the Adviser to provide high quality service to the Fund, their overall confidence in the Adviser’s integrity and the Adviser’s responsiveness to questions or concerns raised by them, including the Adviser’s willingness to consider and implement organizational and operational changes designed to improve investment results and the services provided to the Fund.

Based upon these considerations and other factors, the Trustees concluded that they were satisfied with the nature, extent and quality of the investment advisory services provided to the Fund by the Adviser.

Costs of Services Provided and Profitability to the Adviser and its Affiliates

The Trustees received and considered information regarding the profitability to the Adviser and its affiliates in providing services to the Fund. The Trustees reviewed and discussed this information. The Trustees recognized that this information is not audited and represents the Adviser’s determination of its and its affiliates revenues from the contractual services provided to the Fund, less expenses of providing such services. Expenses include direct and indirect costs and are calculated using an allocation methodology developed by the Adviser. The Trustees also recognized that it is difficult to make comparisons of profitability from fund investment advisory contracts because comparative information is not generally publicly available and is affected by numerous factors, including the structure of the particular adviser, the types of funds it manages, its business mix, numerous assumptions regarding allocations and the fact that publicly-traded fund managers’ operating profits and net income are net of distribution and marketing expenses. Based upon their review, and taking into consideration the factors noted above, the Trustees concluded that the profitability to the Adviser under the Advisory Agreement was not unreasonable in light of the services and benefits provided to the Fund.

The Trustees also considered that JPMDS, an affiliate of the Adviser, and the Adviser earn fees from the Fund for providing shareholder and administration services, respectively. These fees were shown separately in the profitability analysis presented to the Trustees. The Trustees also considered the payments of Rule 12b-1 fees to JPMDS, which also acts as the Fund’s distributor, and that these fees are in turn generally paid to financial intermediaries that sell the Fund, including financial intermediaries that are affiliates of the Adviser (although they are retained by JPMDS in certain instances). The Trustees also considered the fees paid to JPMorgan Chase Bank, N.A. (“JPMCB”) for custody and fund accounting, and other related services.

Fall-Out Benefits

The Trustees reviewed information regarding potential “fall-out” or ancillary benefits received by the Adviser and its affiliates as a result of their relationship with the Fund. The Trustees considered that the J.P. Morgan Funds’ operating accounts are held at JPMCB, which, as a result, will receive float benefits for certain J.P. Morgan Funds, as applicable. The Trustees also noted that the Adviser supports a diverse set of products and services, which benefits the Adviser by allowing it to leverage its infrastructure to serve additional clients, including benefits that may be received by the Adviser and its affiliates in connection with the Fund’s potential investments in other funds advised by the Adviser. The Trustees also reviewed the Adviser’s allocation of fund brokerage for the J.P. Morgan Funds complex, including allocations to brokers who provide research to the Adviser, as well as the Adviser’s use of affiliates to provide other services and the benefits to such affiliates of doing so.

Economies of Scale

The Trustees considered the extent to which the Fund may benefit from economies of scale. The Trustees considered that there may not be a direct relationship between economies of scale realized by the Fund and those realized by the Adviser as assets increase. The Trustees considered whether the extent to which the Fund was priced to scale and whether it would be appropriate to add advisory breakpoints, but noted that the Fund has implemented contractual expense limitations and fee waivers (“Fee Caps”) which allow the Fund’s shareholders to share potential economies of scale from its inception and that the fees remain satisfactory relative to peer funds. The Trustees considered the benefits to the Fund of the use of an affiliated distributor and custodian, including the ability to rely on existing infrastructure supporting distribution, custodial and transfer agent services and the ability to negotiate competitive fees for the Fund. The Trustees further considered the Adviser’s and JPMDS’s ongoing investments in their business in support of the Fund, including the Adviser’s and/or JPMDS’s investments in trading systems, technology (including improvements to the J.P. Morgan Fund’s website, and cybersecurity improvements), retention of key talent, and regulatory support enhancements. The Trustees concluded that the current fee structure for the Fund, including Fee Caps the Adviser has in place that serve to limit the overall net expense ratios of the Fund at competitive levels, was reasonable. The Trustees concluded that the Fund’s shareholders received the benefits of potential economies of scale through the Fee Caps and the Adviser’s reinvestment in its operations to serve the Fund and its shareholders. The Trustees noted that the Adviser’s reinvestment ensures sufficient resources in terms of personnel and infrastructure to support the Fund.

AUGUST 31, 2021	UNDISCOVERED MANAGERS FUNDS	25

BOARD APPROVAL OF INVESTMENT ADVISORY AGREEMENT

(Unaudited) (continued)

Fees Relative to Adviser’s Other Clients

The Trustees received and considered information about the nature and extent of investment advisory services and fee rates offered to other clients of the Adviser, including institutional separate accounts, collective investment trusts, ETFs and/or funds sub-advised by the Adviser, for investment management styles substantially similar to that of the Fund. The Trustees considered the complexity of investment management for registered mutual funds relative to the Adviser’s other clients and noted differences, as applicable, in the fee structure and the regulatory, legal and other risks and responsibilities of providing services to the different clients. The Trustees considered that serving as an adviser to a registered mutual fund involves greater responsibilities and risks than acting as a sub-adviser and observed that sub-advisory fees may be lower than those charged by the Adviser to the Fund. The Trustees also noted that the adviser, not the mutual fund, pays the sub-advisory fee and that many responsibilities related to the advisory function are retained by the primary adviser. The Trustees concluded that the fee rates charged to the Fund in comparison to those charged to the Adviser’s other clients were reasonable.

Investment Performance

The Trustees received and considered absolute and/or relative performance information for the Fund in a report prepared by Broadridge. The Trustees considered the total return performance information, which included the ranking of the Fund within a performance universe made up of funds with the same Broadridge investment classification and objective (the “Universe”), as well as a subset of funds within the Universe (the “Peer Group”), by total return for applicable one-, three- and five-year periods. The Trustees reviewed a description of Broadridge’s methodology for selecting mutual funds in the Fund’s Universe and Peer Group and noted that Universe and Peer Group rankings were not calculated if the number of funds in the Universe and/or Peer Group did not meet a predetermined minimum. As part of this review, the Trustees also reviewed the Fund’s performance against its benchmark and considered the performance information provided for the Fund at regular Board meetings by the Adviser and the Trustees’ independent consultant and also considered the special analysis prepared for certain Funds by the Trustees’ independent consultant. The special analysis includes a multi-factor quantitative scoring system for summarizing a Fund’s historical investment performance. The approach relies on multiple metrics, incorporates several time periods, adjusts for risk and considers how a fund’s customized peer group (as selected by the Independent Consultant) has performed. The Trustees also engaged with the Adviser to consider what steps might be taken to improve performance, as applicable. The Broadridge performance data noted by the Trustees as part of their review and the determinations made by the Trustees with respect to the Fund’s performance for certain representative classes are summarized below:

The Trustees noted that the Fund’s performance for Class A shares was in the third, third and fifth quintiles based upon the Peer Group, and in the third, third and fourth quintiles based upon the Universe, for the one-, three- and five-year periods ended December 31, 2020, respectively. The Trustees noted that performance for Class L shares was in the third quintile based upon the Peer Group for each of the one-, three-, and five-year periods ended December 31, 2020, and in the third, second and fourth quintiles based upon the Universe for the one-, three- and five-year periods ended December 31, 2020, respectively. The Trustees noted that performance for Class R6 shares was in the third, third and fourth quintiles based upon the Peer Group, and in the third, second and third quintiles based upon the Universe, for the one-, three-, and five-year periods ended December 31, 2020, respectively . The Trustees discussed the performance and investment strategy of the Fund with the Adviser and reviewed the performance analysis and evaluation prepared by the independent consultant. Based upon these discussions and various other factors, the Trustees concluded that the Fund’s performance was satisfactory, under the circumstances.

Advisory Fees and Expense Ratios

The Trustees considered the contractual advisory fee rate and the administration fee rate paid by the Fund to the Adviser and compared the combined rate to the information prepared by Broadridge concerning management fee rates paid by other funds in the same Broadridge category as the Fund. The Trustees recognized that Broadridge reported the Fund’s management fee rate as the combined contractual advisory fee and administration fee rate. The Trustees also reviewed information about other expenses and the expense ratios for the Fund and noted that Universe and Peer Group rankings were not calculated if the number of funds in the Universe and/or Peer Group did not meet a predetermined minimum. For each Fund that had a Fee Cap in place, the Trustees considered the net advisory fee rate and net expense ratio for each class, as applicable, taking into account any waivers and/or reimbursements. The Trustees also considered any proposed changes to a Fee Cap, and, where deemed appropriate by the Trustees, additional waivers and/or reimbursements. The Trustees recognized that it is difficult to make comparisons of advisory fees because there are variations in the services that are included in the fees paid by other funds. The Trustees’ determinations as a result of the review of the Fund’s advisory fees and expense ratios for certain representative classes are summarized below:

The Trustees noted that, the Fund’s net advisory fee for Class A shares was in the first and second quintiles based upon the Peer Group and Universe, respectively, and that the actual total expenses for Class A shares were in the second quintile based

26	UNDISCOVERED MANAGERS FUNDS	AUGUST 31, 2021

upon both the Peer Group and Universe. The Trustees noted that the net advisory fee for Class L shares was in the second quintile based upon both the Peer Group and Universe, and that the actual total expenses for Class L shares were in the first and second quintiles based upon the Peer Group and Universe, respectively. The Trustees noted that the net advisory fee and actual total expenses for Class R6 shares were in the second and first quintiles, respectively, based upon both the Peer Group and Universe. After considering the factors identified above, in light of this information, the Trustees concluded that the advisory fee was satisfactory in light of the services provided to the Fund.

AUGUST 31, 2021	UNDISCOVERED MANAGERS FUNDS	27

J.P. Morgan Funds are distributed by JPMorgan Distribution Services, Inc., which is an affiliate of JPMorgan Chase & Co. Affiliates of JPMorgan Chase & Co. receive fees for providing various services to the funds.

Contact JPMorgan Distribution Services, Inc. at 1-800-480-4111 for a fund prospectus. You can also visit us at www.jpmorganfunds.com. Investors should carefully consider the investment objectives and risk as well as charges and expenses of the mutual fund before investing. The prospectus contains this and other information about the mutual fund. Read the prospectus carefully before investing.

Investors may obtain information about the Securities Investor Protection Corporation (SIPC), including the SIPC brochure, by visiting www.sipc.org or by calling SIPC at 202-371-8300.

The Fund files a complete schedule of its fund holdings for the first and third quarters of its fiscal year with the SEC as an exhibit to its report on Form N-PORT. The Fund’s Form N-PORT reports are available on the SEC’s website at http://www.sec.gov. The Fund’s quarterly holdings can be found by visiting the J.P. Morgan Funds’ website at www.jpmorganfunds.com.

A description of the Fund’s policies and procedures with respect to the disclosure of the Fund’s holdings is available in the prospectuses and Statement of Additional Information.

A copy of proxy policies and procedures is available without charge upon request by calling 1-800-480-4111 and on the Fund’s website at www.jpmorganfunds.com. A description of such policies and procedures is on the SEC’s website at www.sec.gov. The Trustees have delegated the authority to vote proxies for securities owned by the Fund to the Adviser. A copy of the Fund’s voting record for the most recent 12-month period ended June 30 is available on the SEC’s website at www.sec.gov or at the Fund’s website at www.jpmorganfunds.com no later than August 31 of each year. The Fund’s proxy voting record will include, among other things, a brief description of the matter voted on for each fund security, and will state how each vote was cast, for example, for or against the proposal.

J.P. Morgan Asset Management is the brand name for the asset management business of JPMorgan Chase & Co. and its affiliates worldwide.

© JPMorgan Chase & Co., 2021. All rights reserved. August 2021.	SAN-RI-821

ITEM 2. CODE OF ETHICS.

Disclose whether, as of the end of the period covered by the report, the registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party. If the registrant has not adopted such a code of ethics, explain why it has not done so.

The registrant must briefly describe the nature of any amendment, during the period covered by the report, to a provision of its code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, and that relates to any element of the code of ethics definition enumerated in paragraph (b) of this Item. The registrant must file a copy of any such amendment as an exhibit pursuant to Item 13(a)(1), unless the registrant has elected to satisfy paragraph (f) of this Item by positing its code of ethics on its website pursuant to paragraph (f)(2) of this Item, or by undertaking to provide its code of ethics to any person without charge, upon request, pursuant to paragraph (f)(3) of this Item.

If the registrant has, during the period covered by the report, granted a waiver, including an implicit waiver, from a provision of the code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or third party, that relates to one or more items set forth in paragraph (b) of this Item, the registrant must briefly describe the nature of the waiver, the name of the person to whom the waiver was granted, and the date of the waiver.

Not applicable to a semi-annual report.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

(a) (1) Disclose that the registrant’s board of directors has determined that the registrant either:

(i) Has at least one audit committee financial expert serving on its audit committee; or

(ii) Does not have an audit committee financial expert serving on its audit committee.

(2) If the registrant provides the disclosure required by paragraph (a)(1)(i) of this Item, it must disclose the name of the audit committee financial expert and whether that person is “independent.” In order to be considered “independent” for purposes of this Item, a member of an audit committee may not, other than in his or her capacity as a member of the audit committee, the board of directors, or any other board committee:

(i) Accept directly or indirectly any consulting, advisory, or other compensatory fee from the issuer; or

(ii) Be an “interested person” of the investment company as defined in Section 2(a)(19) of the Act (15 U.S.C. 80a-2(a)(19)).

(3) If the registrant provides the disclosure required by paragraph (a)(1)(ii) of this Item, it must explain why it does not have an audit committee financial expert.

Not applicable to a semi-annual report.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

(a) Disclose, under the caption Audit Fees, the aggregate fees billed for each of the last two fiscal years for professional services rendered by the principal accountant for the audit of the registrant’s annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years.

(b) Disclose, under the caption Audit-Related Fees, the aggregate fees billed in each of the last two fiscal years for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant’s financial statements and are not reported under paragraph (a) of this Item. Registrants shall describe the nature of the services comprising the fees disclosed under this category.

(c) Disclose, under the caption Tax Fees, the aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning. Registrants shall describe the nature of the services comprising the fees disclosed under this category.

(d) Disclose, under the caption All Other Fees, the aggregate fees billed in each of the last two fiscal years for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through (c) of this Item. Registrants shall describe the nature of the services comprising the fees disclosed under this category.

(e) (1) Disclose the audit committee’s pre-approval policies and procedures described in paragraph (c)(7) of Rule 2-01 of Regulation S-X.

(2) Disclose the percentage of services described in each of paragraphs (b) through (d) of this Item that were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f) If greater than 50 percent, disclose the percentage of hours expended on the principal accountant’s engagement to audit the registrant’s financial statements for the most recent fiscal year that were attributed to work performed by persons other than the principal accountant’s full-time, permanent employees.

(g) Disclose the aggregate non-audit fees billed by the registrant’s accountant for services rendered to the registrant, and rendered to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for each of the last two fiscal years of the registrant.

(h) Disclose whether the registrant’s audit committee of the board of directors has considered whether the provision of non-audit services that were rendered to the registrant’s investment adviser (not including any subadviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant’s independence.

Not applicable to a semi-annual report.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

(a) If the registrant is a listed issuer as defined in Rule 10A-3 under the Exchange Act (17CFR 240.10A-3), state whether or not the registrant has a separately-designated standing audit committee established in accordance with Section 3(a)(58)(A) of the Exchange Act (15 U.S.C. 78c(a)(58)(A)). If the registrant has such a committee, however designated, identify each committee member. If the entire board of directors is acting as the registrant’s audit committee as specified in Section 3(a)(58)(B) of the Exchange Act (15 U.S.C. 78c(a)(58)(B)), so state.

(b) If applicable, provide the disclosure required by Rule 10A-3(d) under the Exchange Act (17CFR 240.10A-3(d)) regarding an exemption from the listing standards for all audit committees.

Not applicable to a semi-annual report.

ITEM 6. INVESTMENTS.

File Schedule I – Investments in securities of unaffiliated issuers as of the close of the reporting period as set forth in Section 210.12-12 of Regulation S-X, unless the schedule is included as part of the report to shareholders filed under Item 1 of this Form.

Included in Item 1.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 9. PURCHASE OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

Describe any material changes to the procedures by which shareholders may recommend nominees to the registrant’s board of directors, where those changes were implemented after the registrant last provided disclosure in response to the requirements of Item 7(d)(2)(ii)(G) of Schedule 14A (17 CFR 240.14a-101), or this Item.

No material changes to report.

ITEM 11. CONTROLS AND PROCEDURES.

(a) Disclose the conclusions of the registrant’s principal executive and principal financial officers, or persons performing similar functions, regarding the effectiveness of the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Act (17 CFR 270.30a-3(c))) as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph, based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Exchange Act (17 CFR 240.13a-15(b) or 240.15d-15(b)).

The Registrant’s principal executive and principal financial officers have concluded, based on their evaluation of the Registrant’s disclosure controls and procedures as of a date within 90 days of the filing date of this report, that the Registrant’s disclosure controls and procedures are reasonably designed to ensure that information required to be disclosed by the Registrant on Form N-CSR is recorded, processed, summarized and reported within the required time periods and that information required to be disclosed by the Registrant in the reports that it files or submits on Form N-CSR is accumulated and communicated to the Registrant’s management, including its principal executive and principal financial officers, as appropriate to allow timely decisions regarding required disclosure.

(b) Disclose any change in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Act (17 CFR 270.30a-3(d)) that occurred during the registrant’s second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

There were no changes in the Registrant’s internal control over financial reporting that occurred during the last fiscal quarter covered by this report that have materially affected, or are reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

ITEM 12. DISCLOSURE OF SECURITIES LENDING ACTIVITIES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 13. EXHIBITS.

(a)	File the exhibits listed below as part of this Form. Letter or number the exhibits in the sequence indicated.

(1) Any code of ethics, or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy the Item 2 requirements through filing of an exhibit.

Not applicable.

(2) A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the Act (17 CFR 270.30a-2).

Certifications pursuant to Rule 30a-2(a) under the Investment Company Act of 1940 are attached hereto.

(3) Any written solicitation to purchase securities under Rule 23c-1 under the Act (17 CFR 270.23c-1) sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons.

Not applicable.

(b)	A separate or combined certification for each principal executive officer and principal officer of the registrant as required by Rule 30a-2(b) under the Act of 1940.

Certifications pursuant to Rule 30a-2(b) under the Investment Company Act of 1940 are attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Undiscovered Managers Funds

By:	/s/ Brian S. Shlissel
Brian S. Shlissel
President and Principal Executive Officer
November 1, 2021

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Brian S. Shlissel
Brian S. Shlissel
President and Principal Executive Officer
November 1, 2021

By:	/s/ Timothy J. Clemens
Timothy J. Clemens
Treasurer and Principal Financial Officer
November 1, 2021